UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Compensation

On February 20, 2013, the Compensation Committee of our Board of Directors, or the Committee, approved a merit increase to the base salaries of our named executive officers. Retroactively effective February 16, 2013, the base salaries for our named executive officers will be as follows:

Named Executive Officer	2013 Base Salary
Daniel N. Swisher, Jr. President and Chief Executive Officer	$475,000
Eric H. Bjerkholt Executive Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary	380,000
Adam R. Craig, Ph.D. Executive Vice President, Development and Chief Medical Officer	410,000

2012 Bonus Awards

On February 20, 2013, the Committee approved the payment of cash bonuses to certain of our employees, including our named executive officers, pursuant to our 2012 Bonus Program, as previously described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 28, 2012.

Under the 2012 Bonus Program, each participant was eligible to receive a cash bonus in an amount up to a specified target percentage of such participant’s annual base salary for 2012 based on the level of achievement of certain corporate and individual objectives. The bonus payment amounts approved by the Committee were based on its determination of the degree to which such corporate and individual objectives were achieved.

A portion of the bonuses awarded to our named executive officers will consist of fully vested shares of our common stock granted under our 2011 Equity Incentive Plan, or the 2011 Plan. The bonus payment amounts for each of our named executive officers and the portion thereof to be paid in cash and shares of our common stock are as follows:

Named Executive Officer	Total Bonus Amount	Cash Bonus Amount	Stock Award Amount
Daniel N. Swisher, Jr. President and Chief Executive Officer	$217,000	$108,500	$108,500
Eric H. Bjerkholt Executive Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary	148,000	111,000	37,000
Adam R. Craig, Ph.D Executive Vice President, Development and Chief Medical Officer	160,000	120,000	40,000

The cash bonus payments will be made and the stock awards will be granted effective as of February 28, 2013. The number of shares of our common stock awarded to each of our named executive officers under the 2011 Plan will be determined based on the closing price of our common stock as quoted on the NASDAQ Capital Market on February 28, 2013, rounded down to the nearest whole share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Dated: February 26, 2013

	By:	/s/ Eric H. Bjerkholt
Eric H. Bjerkholt
Executive Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary